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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) - February 7, 2001


                                 Gamogen, Inc.
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                    (Exact name as specified in its charter)


            New York                     0-15382                13-3341562
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(State or other jurisdiction of        (Commission            (IRS Employer
 Incorporation or organization)        File Number)         Identification No.)


1930 Village Center Circle,
Suite 3-83, Summerlin, NV                                         89134
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(Address of principal executive                                 Zip Code
offices)


Registrants' telephone number, including area code           (702) 615-5922
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Not applicable
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(Former name or former address, if changed since last report)




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Item 4. Changes in Registrants' Certifying Accountant

On February 7, 2001, the Registrant engaged Ernst & Young, LLP as its independent accountant for the year ending February 28, 2001 and dismissed the former independent accountants, Weingast, Zucker & Ruttenberg, LLP.

The reports of the former accountants for the past two years did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

The Registrant's Board of Directors approved the change.

During the two most recent fiscal years and to the date hereof, there have been no disagreements between the Registrant and the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report.



Exhibit - Letter from Weingast, Zucker & Ruttenberg, LLP




                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned hereunto duly authorized.


                                                           GAMOGEN, INC.


Dated: February 11, 2001                          /s/ Jack Brehm
                                                  ------------------------------
                                                  Jack Brehm
                                                     Chief Financial Officer
                                                  (Principal Accounting Officer)